UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2009

BRE Properties, Inc.

(Exact name of Registrant as Specified in its Charter)

Maryland	001-14306	94-1722214
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

525 Market Street, 4th Floor, San Francisco, California 94105-2712

(Address of Principal Executive Offices)

(415) 445-6530

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 25, 2009, BRE Properties, Inc. (the “Company”) announced that it commenced a cash tender offer to purchase any and all of its outstanding 7.450% Senior Notes due 2011 and any and all of its outstanding 7.125% Senior Notes due 2013. The tender offer is being made pursuant to an Offer to Purchase dated March 25, 2009 and a related Letter of Transmittal, which together more fully set forth the terms and conditions of the tender offer.

The tender offer will expire at 5:00 p.m., New York City time, on April 1, 2009, unless extended or earlier terminated.

Attached hereto as Exhibit 99.1 and incorporated herein by reference is the press release announcing the tender offer.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description

99.1	Press Release of BRE Properties, Inc. dated March 25, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 25, 2009	BRE Properties, Inc.

	By:	/S/ KERRY FANWICK
	Name:	Kerry Fanwick
	Its:	Executive Vice President and General Counsel